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                                                                  EXHIBIT 10.7

                               JO-ANN STORES, INC.

           LIST OF EXECUTIVE OFFICERS WHO ARE PARTIES TO AN EMPLOYMENT
                          AGREEMENT WITH THE REGISTRANT



              Alan Rosskamm
              Dave Bolen
              Brian Carney
              Valerie Gentile Sachs
              David Holmberg
              Rosalind Thompson